                                  SCHEDULE 14C
                                 (RULE 14C-101)
                 INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

 INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT
                                    OF 1934

Check the appropriate box:

[ ]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]  Definitive Information Statement


                                INFOGRAMES, INC.


                    (formerly GT Interactive Software Corp.)

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                (Name of Registrant as Specified in Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant(s)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on the table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                INFOGRAMES, INC.

                                417 FIFTH AVENUE
                            NEW YORK, NEW YORK 10016

                             INFORMATION STATEMENT

                    **WE ARE NOT ASKING YOU FOR A PROXY AND
                   YOU ARE REQUESTED NOT TO SEND US A PROXY**

                                  INTRODUCTION


     This Information Statement is being furnished on or about May 12, 2000 by Infogrames, Inc. (formerly GT Interactive Software Corp.), a Delaware corporation (the "Company"), to the stockholders of record of the Company as of the close of business on May 8, 2000 (the "Record Date"), in connection with the adoption of a certificate of amendment (the "Amendment") to the Amended and Restated Certificate of Incorporation of the Company (the "Certificate of Incorporation") by the written consent of the holder of a majority of the Company's outstanding common stock, $0.01 par value per share (the "Common Stock"). A copy of the Amendment is attached to this document as Exhibit A.



     On April 6, 2000, the Company's Board of Directors (the "Board of Directors") approved the Amendment to effectuate a one-for-five reverse stock split of the issued and outstanding shares of Common Stock (the "Reverse Stock Split"). The Amendment was approved by the written consent of California U.S. Holdings, Inc., a California corporation ("CUSH"), as the holder of a majority of the outstanding Common Stock, on April 6, 2000, and was filed and accepted by the Secretary of State of the State of Delaware on May 12, 2000, with a delaying provision that provides that the Amendment will not become effective until June 2, 2000 (the "Effective Date"). Under applicable federal securities laws, the Amendment cannot be effected until at least 20 calendar days after this Information Statement is sent or given to the stockholders of the Company.



     Section 228 of the General Corporation Law of the State of Delaware (the "DGCL") provides that the written consent of the holders of outstanding shares of voting stock, having not less than the minimum number of votes which would be necessary to authorize or take action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for a meeting of stockholders to approve such action. Pursuant to Section 242 of the DGCL, a majority of the outstanding shares of voting stock entitled to vote thereon is required in order to amend the Certificate of Incorporation.



     As of the Record Date, there were 103,376,165 shares of Common Stock issued and outstanding, and each share of Common Stock is entitled to one vote with respect to the approval of the Amendment. By written consent in lieu of a meeting, CUSH, as the holder of 62,129,960 shares of Common Stock, representing approximately 60% of the outstanding shares of Common Stock, has approved the Amendment. Accordingly, all corporate actions necessary to authorize the Amendment have been taken and the Company is not seeking written consents from any of its other stockholders.



     On May 10, 2000, the Company changed its name from GT Interactive Software Corp. to Infogrames, Inc. by merging a wholly-owned subsidiary of the Company with and into the Company pursuant to Section 253 of the DGCL. The sole purpose and effect of the merger was to change the name of the Company. The Company continues to be listed on the Nasdaq National Market stock market under the trading symbol "GTIS".



     The Company will bear all of the costs of the preparation and dissemination of this Information Statement and the accompanying materials. No consideration has been or will be paid to any officer, director or employee of the Company in connection with the Reverse Stock Split or the preparation and dissemination of this Information Statement and the accompanying materials or otherwise in connection with the Reverse Stock Split.


                     AMENDMENT TO THE AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION


     The approval and adoption of the Amendment effectuates the Reverse Stock Split of the outstanding shares of Common Stock on the Effective Date. The par value of the Common Stock will remain $0.01 per share. The Common Stock issued pursuant to the Reverse Stock Split will be fully paid and non-assessable.

The respective voting rights and other rights that accompany the Common Stock will not be affected by the Reverse Stock Split. The Reverse Stock Split will not involve the purchase of fractional shares. All fractional shares due to any holder of Common Stock after aggregating such holder's shares will be rounded up to the nearest whole share. The number of authorized shares of the Company's capital stock will remain at 305,000,000 shares, of which 300,000,000 shares will be designated Common Stock and 5,000,000 shares will be designated Preferred Stock. The number of stockholders as of the Record Date will remain unchanged and unaffected by the proposed Reverse Stock Split. The Company will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

     The principal effects of the Reverse Stock Split will be:


          1. Based upon 103,376,165 shares of Common Stock outstanding as of the Record Date, the Reverse Stock Split will decrease the outstanding shares of Common Stock by approximately eighty percent (80%), and thereafter approximately 20,675,233 shares of Common Stock will be outstanding, (plus a nominal amount of additional shares, depending on the number of fractional shares that are rounded up). The Reverse Stock Split will not affect any stockholder's proportionate equity interest in the Company, subject to the provisions for the rounding up of fractional shares.



          2. After the Reverse Stock Split, the Common Stock issued and outstanding will represent approximately 7% of the Company's authorized Common Stock, leaving approximately 279,324,767 shares of Common Stock available for future issuance by the Board of Directors without further action by the stockholders, subject to applicable law. There are no shares of Preferred Stock outstanding and the Reverse Stock Split will not affect the number of authorized shares of Preferred Stock.


          3. By effecting the Reverse Stock Split without a corresponding decrease in the number of authorized shares, the Reverse Stock Split in effect increases the number of the Company's authorized shares of Common Stock available for future issuance. The increase in the authorized number of shares of Common Stock could have an anti-takeover effect, although that is not the intention of the Company. If the Board of Directors desired to issue additional shares of Common Stock in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company. The availability of this defensive strategy to the Company could discourage unsolicited takeover attempts, thereby limiting the opportunity for the Company's stockholders to realize a higher price for their shares than might be generally available in the public markets. The Board of Directors is not aware of any attempt, or contemplated attempt, to change the control of the Company, and this amendment is not being effectuated with the intent that it be used as a type of anti-takeover device. There are currently no plans, understandings, arrangements or agreements concerning the issuance of additional shares of Common Stock.

          4. By decreasing the number of shares of outstanding Common Stock without altering the aggregate economic interest in the Company represented by the outstanding shares, the Board of Directors believes that the market price per share of outstanding Common Stock will increase to a price that will enable the Company to meet the minimum closing bid price per share required by the Nasdaq National Market, as described below.

          5. As of the Record Date, there were outstanding options to purchase an aggregate of 12,037,577 shares of Common Stock under the Company's stock option plans, with per share exercise prices ranging from $0.04 per share to $14.00 per share. All of the Company's stock option plans, pursuant to which all of the outstanding options have been granted, include provisions for a proportional downward adjustment in the number of shares covered thereby and a corresponding increase in the exercise price thereof, in the event of a reverse stock split. After the Reverse Stock Split, each outstanding option will represent the right to purchase twenty percent (20%) of the shares of Common Stock previously covered thereby, and the exercise price per share will be five times the previous exercise price.

          6. As of the Record Date, there were outstanding warrants to purchase Common Stock entitling the holders thereof to purchase an aggregate of 6,631,625 shares of Common Stock with per share exercise prices ranging from $0.01 per share to $14.00 per share. All of the outstanding warrants include provisions for a proportional downward adjustment in the number of shares covered thereby and a corresponding increase in the exercise price thereof, in the event of a reverse stock split. After the Reverse Stock Split, each outstanding warrant will represent the right to purchase twenty percent (20%) of the shares of Common Stock previously covered thereby, and the exercise price per share will be five times the previous exercise price.

          7. As of the Record Date, there were outstanding notes convertible into an aggregate of 45,722,399 shares of Common Stock. All of the outstanding notes include provisions for a proportional downward adjustment in the number of shares covered thereby and a corresponding increase in the conversion rate thereof, in the event of a reverse stock split. After the Reverse Stock Split, each outstanding note will be convertible into twenty percent (20%) of the shares of Common Stock previously covered thereby, and the conversion rate will be five times the previous conversion rate.

     The following table illustrates the principal effects of the Reserve Stock Split on the Company's Common Stock:


                                                      PRIOR TO                AFTER
NUMBER OF SHARES                                    REVERSE SPLIT         REVERSE SPLIT
----------------                                    -------------         -------------
Authorized......................................     300,000,000           300,000,000
Outstanding.....................................     103,376,165            20,675,233(1)
Available for Future Issuance...................     196,623,835(2)        279,324,767(3)


---------------
(1) Number is approximate. The actual number of outstanding shares of Common Stock after the Reverse Stock Split will depend on the number of fractional shares that are rounded up.

(2) Includes 64,391,601 shares reserved for issuance upon the exercise of outstanding warrants and options and the conversion of outstanding convertibles notes.

(3) Includes approximately 12,878,320 shares reserved for issuance upon the exercise of outstanding warrants and options and the conversion of outstanding convertibles notes.

                         EXCHANGE OF STOCK CERTIFICATES

     As of the Effective Date, each certificate representing shares of Common Stock outstanding immediately prior to the Reverse Stock Split ("Old Shares") will be deemed, automatically and without any action on your part, to represent one-fifth the number of shares of Common Stock after the Reverse Stock Split rounded up to the nearest whole share ("New Shares"). All stockholders of record on the Record Date will be required to exchange their certificates representing Old Shares for certificates representing New Shares. Enclosed is a Letter of Transmittal for use in exchanging old stock certificates for a new stock certificate. The Letter of Transmittal contains all instructions relating to the exchange of stock certificates by stockholders, and must be completed and returned together with the certificates for Old Shares in order for each stockholder to receive certificates for New Shares. The Company's transfer agent, American Stock Transfer & Trust Company, will act as exchange agent ("Exchange Agent") for the purpose of implementing the exchange of stock certificates. Upon such surrender, a certificate representing the New Shares will be issued and forwarded to you. However, each certificate representing Old Shares will continue to be valid and represent New Shares equal to one-fifth the number of Old Shares until surrendered. Under the DGCL, holders of Common Stock are not entitled to dissenters' rights with respect to the Reverse Stock Split.

                        REASON FOR THE AMENDMENT TO THE
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

     We have received notice from the Nasdaq National Market that our Common Stock has failed to maintain certain maintenance standard criteria as required by Nasdaq rules. Nasdaq has notified us that if we fail to demonstrate compliance with certain alternate maintenance standard criteria, including a minimum closing bid price of $5.00 per share of Common Stock for ten consecutive days, our securities may be subject to delisting from the Nasdaq National Market.

     The principal purpose of the Reverse Stock Split is to reduce the number of shares of Common Stock outstanding and thereby increase the market price per share in order to comply with the Nasdaq requirements. The Board of Directors believes that a decrease in the number of outstanding shares of Common Stock should increase the market price of the outstanding shares, although we cannot assure you that the market price of the Common Stock will rise in proportion to the reduction in the number of outstanding shares of Common Stock resulting from the Reverse Stock Split or that any increase in the market price of the Common Stock will be maintained for a substantial period. Further, we cannot assure you that the market price of the New Shares will be five times the market price per Old Share or that the market price will either exceed or remain in excess of the minimum closing bid price of $5.00 per share of Common Stock required by Nasdaq.

           FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

     The following is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other U.S. federal tax consequences. The summary is for general information only and does not discuss consequences which may apply to special classes of taxpayers, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the U.S. federal income tax law as of the date hereof, which is subject to change. This summary also assumes that the Old Shares were, and the New Shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended.

     The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. ACCORDINGLY, YOU ARE URGED TO CONSULT WITH YOUR OWN TAX ADVISOR TO DETERMINE THE CONSEQUENCES TO YOU AS A RESULT OF THE REVERSE STOCK SPLIT.

     The Reverse Stock Split will qualify as a recapitalization for U.S. federal income tax purposes. As a result,

     - You should not recognize any gain or loss in the exchange of all of your Old Shares for New Shares.

     - The aggregate basis of the New Shares to be received in the Reverse Stock Split (including any fractional share deemed received) will be the same as the aggregate basis of the Old Shares surrendered in exchange therefor.

     - The holding period of the New Shares to be received in the Reverse Stock Split (including any fractional share deemed received) will include the holding period of the Old Shares surrendered in exchange therefor.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information concerning Common Stock beneficially owned as of the Record Date by (i) each director of the Company, the Company's Chief Executive Officer and its four other most highly compensated executive officers, (ii) all directors and executive officers of the Company as a group, and (iii) each stockholder known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock. Unless otherwise indicated in the footnotes to the table, the beneficial owners named have, to the knowledge of the Company, sole voting and dispositive power with respect to the shares beneficially owned by them, subject to community property laws where applicable.


                                                         SHARES                          SHARES
                                                      BENEFICIALLY                 BENEFICIALLY OWNED
                                                       OWNED AS OF                 AFTER REVERSE STOCK
                                                      MAY 8, 2000**                       SPLIT
                                                      -------------                -------------------
                                                         SHARES         PERCENT          SHARES
                                                      -------------     -------    -------------------
General Atlantic Partners, LLC......................    19,928,525(1)    17.2           3,985,705
  3 Pickwick Plaza, Greenwich, CT 06830
Steven A. Denning...................................    19,928,525(2)    17.2           3,985,705
California U.S. Holdings, Inc.......................   101,427,359(3)    71.7          20,285,472
  84, rue du ler Mars 1943, Villeurbanne, 69100
  France
Infogrames Entertainment S.A........................   101,427,359(4)    71.7          20,285,472
  84, rue du ler Mars 1943, Villeurbanne, 69100
  France
Bruno Bonnell.......................................   101,427,359(4)    71.7          20,285,472
Thomas Schmider.....................................   101,427,359(4)    71.7          20,285,472
Thomas A. Heymann...................................       750,000(5)       *             150,000
Ann E. Kronen.......................................             0(6)       *                   0
Denis Guyennot......................................             0(7)       *                   0
Robert De Laurentis.................................             0(8)       *                   0
Harry M. Rubin......................................       315,228(9)       *              63,046
John T. Baker.......................................             0(10)      *                   0
All executive officers and directors as a group (9
  persons)..........................................   122,421,112(11)   79.0          24,484,223


---------------
  *  Less than 1%


 ** As of the Record Date, 103,376,165 shares of Common Stock were outstanding, excluding shares issuable upon exercise or conversion of outstanding options, warrants, convertible notes and other convertible securities.


 (1) Includes (i) 4,184,545 shares held by General Atlantic Partners 16, L.P. ("GAP 16"), 2,092,273 shares held by General Atlantic Partners 19, L.P. ("GAP 19"), 647,707 shares held by GAP Coinvestment Partners, L.P. ("GAP Coinvestment") and 504,000 shares held by General Atlantic Partners II, L.P. ("GAP II"), and (ii) 10,203,000 shares of Common Stock issuable upon conversion of a convertible note held by General Atlantic Partners 54, L.P. ("GAP 54") and 2,297,000 shares of Common Stock issuable upon conversion of a convertible note held by GAP Coinvestment Partners II, L.P. ("GAP Coinvestment II"). The general partner of GAP 16, GAP 19, GAP II and GAP 54 is General Atlantic Partners, LLC, a Delaware limited liability company. The managing members of General Atlantic Partners, LLC are also the general partners of GAP Coinvestment and GAP Coinvestment II. Mr. Denning, a director of the Company, is the Executive Managing Member of General Atlantic Partners, LLC and a general partner of GAP Coinvestment and GAP Coinvestment II. Mr. Denning disclaims beneficial ownership of shares owned by GAP 16, GAP 19, GAP 54, GAP Coinvestment, GAP Coinvestment II and GAP II, except to the extent of his pecuniary interest therein.

 (2) See footnote 1.

 (3) Includes a proxy for the vote of 1,300,000 shares of Common Stock held by the Cayre family; 4,775,000 shares of Common Stock issuable upon exercise of warrants; and 33,222,399 shares of Common Stock issuable upon conversion of a convertible note. Infogrames Entertainment S.A. ("Infogrames") may be deemed to beneficially own all of the shares held by CUSH because CUSH is a wholly-owned subsidiary of Infogrames. Mr. Bruno Bonnell may be deemed to beneficially own all of the shares held by CUSH because he is the Chairman of the Board of Directors, President and Chief Executive Officer of Infogrames. Mr. Thomas Schmider may be deemed to beneficially own all of the shares held by CUSH because he is the Managing Director of Infogrames. Each of Mr. Bonnell and Mr. Schmider disclaims beneficial ownership of such shares.


 (4) See footnote 3. Messrs. Bonnell and Schmider were elected to serve as members of the Board of Directors of the Company on December 16, 1999. Mr. Bonnell was elected Chairman of the Board and Chief Executive Officer of the Company effective February 11, 2000. Mr. Bonnell is the beneficial owner of approximately 9% of Infogrames. Mr. Schmider is the beneficial owner of approximately 8% of Infogrames.


 (5) Mr. Heymann is a Director of the Company. Mr. Heymann resigned as Chairman of the Board and Chief Executive Officer of the Company effective February 11, 2000. Represents 750,000 shares underlying options exercisable within 60 days.

 (6) Ms. Kronen is a Director of the Company.

 (7) Mr. Guyennot is a Director and the President and Chief Operating Officer of the Company.

 (8) Mr. De Laurentis is the acting Chief Financial Officer of the Company.

 (9) Mr. Rubin is President, International Division of the Company. Represents 315,228 shares underlying options exercisable within 60 days.

(10) Mr. Baker resigned as President and Chief Operating Officer of the Company effective February 18, 2000.

(11) See footnotes 1 and 3. Includes (i) a proxy for the vote of 1,300,000 shares of Common Stock held by the Cayre family; (ii) 4,775,000 shares issuable upon the exercise of warrants to purchase Common Stock; (iii) 33,222,399 shares issuable upon conversion of the note held by Infogrames;
     (iv) 12,500,000 shares issuable upon conversion of the notes held by GAP Coinvestment II and GAP 54; and (v) 1,065,228 shares underlying options exercisable within 60 days.

                                          By Order of the Board of Directors,


                                          /s/ Bruno Bonnell

                                          --------------------------------------
                                          Bruno Bonnell
                                          Chairman and Chief Executive Officer

New York, New York

May 12, 2000

                                                                       EXHIBIT A


                            CERTIFICATE OF AMENDMENT
                                       OF
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF

                                INFOGRAMES, INC.


                         PURSUANT TO SECTION 242 OF THE
                         GENERAL CORPORATION LAW OF THE
                               STATE OF DELAWARE


     Infogrames, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:



     FIRST: The name of the Corporation is Infogrames, Inc.



     SECOND: The Certificate of Incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on September 1, 1992 under the name GT Software Corporation. Certificates of Amendment of the Certificate of Incorporation were filed in the office of the Secretary of State of the State of Delaware on April 1, 1993, November 29, 1993, and December 19, 1994. A Restated Certificate of Incorporation was filed on February 22, 1995 and Amended and Restated Certificates of Incorporation were filed on July 31, 1995 and December 19, 1995. Certificates of Amendment of the Amended and Restated Certificate of Incorporation were filed on July 23, 1998 and February 14, 2000. A Certificate of Ownership and Merger was filed on May 10, 2000, changing the name of the corporation to Infogrames, Inc.


     THIRD: The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended pursuant to Section 242(a)(3) of the General Corporation Law of the State of Delaware (the "DGCL") by amending Article FOURTH as follows:

        "FOURTH: The total number of shares of all classes of stock which the corporation shall have the authority to issue is 305,000,000 shares, of which 300,000,000 shares, par value $0.01 per share, shall be designated Common Stock and 5,000,000 shares, par value $0.01 per share, shall be designated Preferred Stock."


        "Effective as of the close of business on June 2, 2000, each share of Common Stock, par value $0.01 per share ("Old Common Stock"), issued and outstanding at such time shall be and hereby is automatically reclassified and changed into one-fifth of one share of Common Stock, par value $0.01 per share, without any action by the holder thereof, provided that fractional shares shall be rounded up to the nearest whole share."



        "Effective as of the close of business on June 2, 2000, each certificate outstanding and previously representing shares of Old Common Stock shall, until surrendered and exchanged, be deemed, for all corporate purposes, to constitute and represent the number of whole shares of Common Stock of the Corporation into which the outstanding shares of Old Common Stock previously represented by such certificate were converted by virtue of the reverse stock split."


     FOURTH: This Certificate of Amendment to the Corporation's Amended and Restated Certificate of Incorporation was declared advisable in the best interests of the Corporation by the Board of Directors of the Corporation pursuant to a resolution duly adopted on April 6, 2000, and was subsequently duly adopted in accordance with the provisions of Sections 228 and 242(b) of the DGCL by the written consent of the holders of a majority of the outstanding stock of the Corporation entitled to vote on April 6, 2000. In accordance with
Section 228(d) of the DGCL, written notice of the corporate action has been given to all stockholders of record of the Corporation as of May 8, 2000 who have not consented in writing.


     FIFTH: This Certificate of Amendment shall become effective at the close of business on June 2, 2000.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed this 12th day of May, 2000.



                                          Infogrames, Inc.



                                          By: /s/ Bruno Bonnell

                                            ------------------------------------

                                          Name: Bruno Bonnell


                                          Title: Chief Executive Officer

                             LETTER OF TRANSMITTAL

                           FOR SHARES OF COMMON STOCK
                                       OF

                                INFOGRAMES, INC.


                    (FORMERLY GT INTERACTIVE SOFTWARE CORP.)

                            SURRENDERED FOR EXCHANGE
                 PURSUANT TO A ONE-FOR-FIVE REVERSE STOCK SPLIT
                            ------------------------

                              The Exchange Agent:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                                 40 Wall Street
                                   46th Floor
                               New York, NY 10005

                      FOR INFORMATION CALL (800) 937-5449

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
                  ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
                          CAREFULLY BEFORE THIS LETTER
                          OF TRANSMITTAL IS COMPLETED.

--------------------------------------------------------------------------------------------------------------
                                  DESCRIPTION OF CERTIFICATE(S) SURRENDERED
--------------------------------------------------------------------------------------------------------------
                                                                          CERTIFICATE(S) ENCLOSED
          NAME AND ADDRESS OF REGISTERED OWNER(S)                 (ATTACH ADDITIONAL LIST IF NECESSARY.)
--------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF SHARES
                                                                   CERTIFICATE             REPRESENTED BY
                                                                    NUMBER(S)              CERTIFICATE(S)
                                                             -------------------------------------------------

                                                             -------------------------------------------------

                                                             -------------------------------------------------

                                                             -------------------------------------------------
                                                                  TOTAL SHARES:
--------------------------------------------------------------------------------------------------------------

American Stock Transfer & Trust Company        FOR INFORMATION CALL:
Attn: Transfer Department           (800) 937-5449
40 Wall Street, 46th Floor
New York, NY 10005

Ladies and Gentlemen:


     Enclosed are one or more certificates representing shares of common stock ("OLD SHARES") of Infogrames, Inc. (formerly GT Interactive Software Corp.) (the "Company").



     In connection with the reverse stock split of the Company's common stock which is intended to be completed on or about June 2, 2000, the undersigned hereby surrenders the certificate(s) noted above representing Old Shares of the Company for the purpose of receiving from the Company shares of common stock ("NEW SHARES") on the basis of one (1) New Share for every five (5) Old Shares of common stock.


                       NOTE: SIGNATURES MUST BE PROVIDED.
               PLEASE READ THE FOLLOWING INSTRUCTIONS CAREFULLY.

BOX A [ ]                SPECIAL ISSUANCE INSTRUCTIONS
                              (SEE INSTRUCTION 2)

     This box should be completed only if the certificate(s) representing New Shares is to be in the name of someone other than the registered holder(s), or if the name listed above is to be corrected. In such cases, the certificate(s) representing Old Shares must be properly assigned and signature guaranteed.

Issue check to:

Name
--------------------------------------------------------------------------------
                                    (PLEASE PRINT)

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
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BOX B [ ]                SPECIAL DELIVERY INSTRUCTIONS
                              (SEE INSTRUCTION 3)

     This box should be completed only if the certificate(s) representing New Shares is to be issued to the registered holder(s) but sent to an address other than that listed above.

Mail check to:

Name
--------------------------------------------------------------------------------
                                    (PLEASE PRINT)

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

BOX C [ ]                      LOST CERTIFICATES

     If you have lost your certificate(s) representing Old Shares, please check this Box C. (If you have lost your certificate(s), the Company will require such further information and assurances concerning lost certificates and such affidavits of loss, indemnity bonds and guarantees as it may deem advisable.)

                                   SIGN HERE

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                     (SIGNATURE(S) OF REGISTERED HOLDER(S))

Dated
----------------------------------

This Letter of Transmittal must be signed by registered holder(s) exactly as name(s) appear(s) on the Certificates or by authorized representative(s) of such person(s). If signing is by an officer on behalf of a corporation or by an attorney, executor, administrator, trustee, guardian, agent or other person acting in a fiduciary or representative capacity, please provide the information requested below. See Instruction 5.

Name(s) ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title)
               -----------------------------------------------------------------

Address-------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      (ZIP CODE)

Area Code and Telephone Number (   )
                                ------------------------------------------------

Taxpayer Identification or Social Security Number
                                     -------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                      (IF REQUIRED -- SEE INSTRUCTION 2.)

Name of Firm
           ---------------------------------------------------------------------

Authorized Signature
                ----------------------------------------------------------------

Dated
----------------------------------

                                  INSTRUCTIONS

     To complete this Letter of Transmittal properly, all persons must provide, in the box on the first page, the certificate number(s) and the number of Old Shares being surrendered with this Letter of Transmittal and complete the signature box above. In addition, Boxes A through C on page 1 of this Letter of Transmittal are provided for stockholders to exchange their certificates representing Old Shares. The following paragraphs briefly outline the use of these Boxes:

     BOX A: To be completed ONLY if you want your certificate representing New Shares to be issued in the name of someone other than the registered holder(s), or if the name listed above is to be corrected.

     BOX B: To be completed ONLY if you want your certificate representing New Shares sent to an address other than that listed in the Box on the first page of this Letter of Transmittal.

     BOX C:  To be completed ONLY if you have lost your certificate(s).

     The following instructions further explain how to complete this Letter of Transmittal and form a part of the terms and conditions of this Letter of Transmittal.

     1. DELIVERY OF LETTER OF TRANSMITTAL. This Letter of Transmittal should be completed and signed by the record holder(s) of the certificate(s) representing Old Shares listed on the first page of this Letter of Transmittal (unless the listed certificate(s) have been transferred or assigned prior to the effective date of the reverse stock split, in which case this Letter of Transmittal should be signed by the transferee or assignee). This Letter of Transmittal, together with the certificate(s) listed on this form should be sent by mail or delivered by hand to the location noted above. If you are completing Box A the signatures thereon and on this Letter of Transmittal should be guaranteed (as defined in Instruction 2(a) below).

     The method of delivery of all documents is at the option and risk of the stockholder. It is suggested that if you mail these documents, such mail should be registered, return receipt requested, and properly insured.

     2. ISSUANCE OF NEW CERTIFICATE IN DIFFERENT NAME(S) (BOX A). If the certificate for New Shares is to be issued in the same name as that of the record holder inscribed on the surrendered certificates, the surrendered certificate(s) need not be endorsed. If the certificate(s) for New Shares is to be issued in a name other than that of the record holder of the listed certificate(s) exactly as it appears thereon, please be guided by the following:

          (a) Endorsements and Guarantee. The certificate(s) surrendered must be properly endorsed (or accompanied by one or more appropriate stock powers properly executed by the record holder of such certificate(s)) to the person who is to receive the new certificate(s). The signature of the record holder on the endorsement or stock power must correspond with the name as written upon the face of the certificate(s) surrendered in every particular and must be guaranteed by a financial institution that is a member of the Stock Transfer Association approved medallion program such as STAMP, SEMP, or MSP (a "Qualified Guarantor").

          (b) Transferee's Signature. If a transfer or an assignment is being made, this Letter of Transmittal must be signed by the person transferring or assigning the shares, or his or her agent, and should not be signed by the person to whom the transfer or assignment is made. The signature of such transferor, assignor, or agent must be guaranteed by a Qualified Guarantor as defined in Instruction 2(a).

          (c) Correction of or Change of Name. For a name correction, or for a change in name which does not involve a change in ownership, proceed as follows. For a correction in name, the listed certificate(s) should be endorsed, for example, "James E. Brown, incorrectly inscribed as J.E. Brown," with the signature guaranteed as described in Instruction 2(a). For a change in name by marriage, the surrendered certificate(s) should be endorsed, for example, "Mary Doe, now by marriage Mary Jones," with the signature guaranteed as described in Instruction 2(a).

     3. SPECIAL DELIVERY INSTRUCTIONS. Unless instructions to the contrary are given in Box B, the certificate for New Shares to be distributed upon exchange of the Old Shares surrendered with this Letter of Transmittal will be mailed either to the address shown in the box at the top of page 1 (if this Letter of Transmittal is signed by the person whose name appears in such box) or to the address shown in Box A (if Box A is completed in accordance with Instruction 2).

     4. SIGNATURES. This Letter of Transmittal must be signed by (or on behalf of) the record holder(s) of the surrendered certificate(s). In the case of joint tenants, both should sign. If different certificates surrendered with this

Letter of Transmittal are registered in different forms of the name of any person signing this Letter of Transmittal (e.g. John Doe, J. Doe, J.A. Doe), it will be necessary for such person either to sign this Letter of Transmittal in each way in which the certificates are registered or to sign as many Letters of Transmittal as there are different forms of registration. If any surrendered certificate is being transferred or assigned, please follow Instruction 2.

     5. SUPPORTING EVIDENCE. In case any Letter of Transmittal, certificate endorsement, or stock power is executed by an agent, attorney, administrator, executor, guardian, trustee, officer of a corporation on behalf of the corporation, or other person in a fiduciary or representative capacity, the full title of such person should be given and documentary evidence of appointment and authority to act in such capacity (including court orders and corporate resolutions where necessary) should also be submitted. Such documentary evidence of authority must be in a form satisfactory to the Company.

     6. MISCELLANEOUS. The Company is not under any duty to give notification of defects in any Letter of Transmittal and shall not incur any liability for failure to give such notification. The Company has the absolute right to reject any and all Letters of Transmittal not in proper form or to waive any irregularities in any Letter of Transmittal.

     7. ADDITIONAL COPIES. Additional copies of this Letter of Transmittal may be obtained from American Stock Transfer & Trust Company.

     8. YOU MUST COMPLETE ANY APPROPRIATE BOXES ACCOMPANYING THESE INSTRUCTIONS IN ORDER TO RECEIVE A CERTIFICATE REPRESENTING NEW SHARES IN EXCHANGE FOR OLD SHARES. IF YOU DO NOT COMPLETE THE BOXES, THE COMPANY WILL DELIVER THE CERTIFICATE REPRESENTING THE NEW SHARES ACCORDING TO THE INFORMATION CONTAINED IN THE COMPANY'S STOCK TRANSFER BOOKS.

     IF FURTHER INSTRUCTIONS ARE NECESSARY, CALL (800) 937-5449.